EXHIBIT 99.3


                                     STABA BANCSHARES, INC. AND SUBSIDIARY

                                             FINANCIAL STATEMENTS

                                                     1994



                                                   CONTENTS

                                                                     Page

Independent Auditors' Report                                          1

Consolidated Statements of Condition
  December 31, 1994 and 1993                                        2 - 3

Consolidated Statements of Operations
  Years ended December 31, 1994, 1993, and 1992                     4 - 5

Consolidated Statements of Changes is Stockholders' Equity
  Years ended December 31, 1994, 1993, and 1992                     6 - 7

Consolidated Statements of Cash Flows,
  Years ended December 31, 1994, 1993, and 1992                     8 - 9

Notes to Consolidated Financial Statements                         10 - 25

                                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Staba Bancshares, Inc. and Subsidiary
Donaldsonville, Louisiana

        We have audited the accompanying consolidated statements of condition of Staba Bancshares, Inc. and Subsidiary as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Staba Bancshares, Inc. and Subsidiary at December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the three years ended December 31, 1994 in conformity with generally accepted accounting principles.



                                              /s/ Postlethwaite & Netterville
                                              Postlethwaite & Netterville

PO BOX  1190
Donaldsonville, Louisiana  70346
January 27, 1995

                                     STABA BANCSHARES, INC. AND SUBSIDIARY
                                           Donaldsonville, Louisiana

                                     CONSOLIDATED STATEMENTS OF CONDITION
                                          DECEMBER 31, 1994 AND 1993

                                                                       1994                       1993
                                                                    -----------               -----------

                                           ASSETS
                                           ------

Cash and due from banks                                             $ 4,383,255               $ 3,870,539
Interest bearing deposits with banks                                    788,000                 1,085,000
Federal funds sold                                                      478,784                 3,849,068
Investment securities:
  Available for sale                                                 17,915,332                       ---
  Held to maturity (market value of
       $17,477,697 in 1994)                                          17,811,489                       ---

Investment securities (market value of
    $40,857,136 in 1993)                                                    ---                40,155,149

Loans, less allowance for credit losses of
$1,023,423 in 1994 and $906,576 in 1993                              47,129,484                42,936,061

Properties and equipment, net                                         2,229,496                 1,872,581

Accrued income and other assets                                       1,603,701                 1,421,015
                                                                    -----------               -----------

TOTAL ASSETS                                                        $92,339,541               $95,189,413
                                                                    ===========               ===========


                                                                        1994                      1993
                                                                    ------------              ------------

                            LIABILITIES AND STOCKHOLDERS' EQUITY
                            ------------------------------------

LIABILITIES
-----------
  Demand deposits                                                   $13,792,675               $13,340,460
  NOW and savings deposits                                           32,682,247                33,716,390
  Other time deposits                                                30,022,537                34,033,301
  Time, $100,000 and over                                             6,808,918                 6,720,500
                                                                    -----------               -----------
     Total Deposits                                                  83,306,377                87,810,651

  Federal funds purchased                                               825,000                       ---
  Accrued expenses and other liabilities                                485,260                   412,199
                                                                    -----------               -----------
     Total Liabilities                                               84,616,637                88,222,850
                                                                    -----------               -----------


COMMITMENTS AND CONTINGENT LIABILITIES
--------------------------------------

STOCKHOLDERS' EQUITY
--------------------

  Common stock - $1.25 par value
    Authorized - 800,00 shares; issued 121,600
    shares; outstanding - 118,938 shares                                152,000                   152,000
  Surplus                                                             3,176,000                 3,176,000
  Retained earnings                                                   4,930,676                 3,691,727
  Net unrealized losses on securities available
    for sale, net of tax of $248,616                                (   482,608)                      ---
  Treasury stock, 2,662 shares                                      (    53,164)              (    53,164)
    Total Stockholders' Equity                                        7,722,904                 6,966,563
                                                                    ------------              ------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $ 92,339,541               $95,189,413
                                                                   ============               ============

The accompanying notes are an integral part of these consolidated financial statements.

                                     STABA BANCSHARES, INC. AND SUBSIDIARY
                                           Donaldsonville, Louisiana

                                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                                            1994                       1993              1992
                                                          ----------                ----------       ----------
INTEREST INCOME
---------------
  Interest and fees on loans                              $4,135,763                $3,950,652       $3,716,323
  Interest on investment securities:
        Taxable                                            2,019,450                 2,073,727        2,023,243
        Exempt from federal income taxes                     303,991                   293,766          281,723
  Interest on federal funds sold                              91,097                   165,495          374,428
  Interest on deposits with banks                             42,069                    77,052           80,732
                                                          ----------                ----------       ----------
        Total interest income                              6,592,370                 6,560,692        6,476,449

INTEREST EXPENSE
----------------
  Interest on deposits                                     2,339,457                 2,541,659        2,920,091
                                                          ----------                ----------       ----------

NET INTEREST INCOME                                        4,252,913                 4,019,033        3,556,358
-------------------
  Provision for credit losses                                180,000                   270,000          363,000
                                                          ----------                ----------       ----------
NET INTEREST INCOME AFTER PROVISION
-----------------------------------
  FOR CREDIT LOSSES                                        4,072,913                 3,749,033        3,193,358
  -----------------
                                                          ----------                ----------       ----------
OTHER INCOME
------------
  Service charges on deposit accounts                        478,476                   401,807          405,984
  Other service charges                                      241,416                   177,421           98,176
  Net investment securities gains                             23,922                    90,633              ---
                                                          ----------                ----------       ----------
                                                             743,814                   669,861          504,160
                                                          ----------                ----------       ----------
OTHER EXPENSES
--------------
  Salaries and employee benefits                           1,227,931                 1,120,084          998,054
  Occupancy expense                                          161,410                   162,669          162,233
  Furniture and equipment expense                            323,698                   317,583          218,283
  Other operating expense                                  1,111,116                 1,038,708          906,608
                                                          ----------                ----------       ----------
                                                           2,824,155                 2,639,044        2,285,178
                                                          ----------                ----------       ----------

The accompanying notes are an integral part of these consolidated financial statements.


                                     STABA BANCSHARES, INC. AND SUBSIDIARY
                                           Donaldsonville, Louisiana

                                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                                     1994                      1993                     1992
                                                  ----------                ----------               ----------

INCOME BEFORE INCOME TAXES                         1,992,572                1,779,850                 1,412,340
--------------------------
  Applicable income taxes                            593,057                  527,542                   348,581
                                                  ----------               ----------                ----------
NET INCOME                                        $1,399,515               $1,252,308                $1,063,759
----------                                        ==========               ==========                ==========
Per Common Share Data:
  Net income per share of
    common stock                                  $    11.77               $    10.53                $     8.94
                                                  ==========               ==========                ==========
  Cash dividends per share
     of common stock                              $     1.35               $     1.35                $     1.10
                                                  ==========               ==========                ==========

  Average shares outstanding                         118,938                  118,938                   118,938
                                                  ==========               ==========                ==========

The accompanying notes are an integral part of these consolidated financial statements.

                              STABA BANCSHARES, INC. AND SUBSIDIARY
                                     Donaldsonville, Louisiana

                  CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                         YEARS ENDED DECEMBER 31, 1994, 1993, and 1992


                                                                                              Net Unrealized
                                                                                                 Losses on
                                           Common                          Retained            Available for
                                            Stock          Surplus         Earnings           Sale Securities
                                           --------       ----------      ----------          ---------------
Balance,
     December 31, 1991                      $152,000       $3,176,000      $1,667,058          $     ---
  Net income                                    ---              ---       1,063,759                ---
  Cash dividends declared                       ---              ---      (  130,832)               ---
  Unrealized gain on
    marketable equity security                  ---              ---             ---                ---
  Realized gain on sale of
    marketable equity sale                      ---              ---             ---                ---
                                            -------        ---------      -----------         ----------

Balance, December 31, 1992                  152,000        3,176,000       2,599,985                ---
  Net income                                    ---              ---       1,252,308                ---
  Cash dividends declared                       ---              ---      (  160,566)               ---
                                            -------        ---------      -----------         ----------

Balance, December 31, 1993                  152,000        3,176,000       3,691,727                ---
  Net income                                    ---              ---       1,399,515                ---
  Cash dividends declared                       ---              ---       ( 160,566)               ---
  Net change in unrealized
    loss on securities
    available for sale, net
    of tax of $248,616                          ---              ---             ---          ( 482,608)
                                           --------       ----------      -----------         ----------

Balance, December 31, 1994                 $152,000       $3,176,000      $4,930,676          ($482,608)
                                           ========       ==========      ===========         ==========



                                                                 Unrealized/
                                                                 Realized Loss
                                            Treasury             On Marketable
                                             Stock               Equity Security                Total
                                           ----------            ----------------           -----------

Balance, December 31, 1991                  ($53,164)                ($11,973)               $4,929,921
  Net income                                     ---                      ---                 1,063,759
  Cash dividends declared                        ---                      ---                (  130,832)
Unrealized gain on marketable
  equity security                                ---                    2,245                     2,245
Realized gain on sale of
 marketable equity security                      ---                    9,728                     9,728
                                            ---------                ---------               -----------

Balance, December 31, 1992                   ($53,164)                    ---                 5,874,821
  Net income                                      ---                     ---                 1,252,308
  Cash dividends declared                         ---                     ---                (  160,566)
                                            ---------                ---------               -----------

Balance, December 31, 1993                    (53,164)                    ---                $6,966,563
  Net income                                      ---                     ---                 1,399,515
  Cash dividends declared                         ---                     ---                (  160,566)
  Net change in unrealized loss
    on securities available for
    sale, net of tax of $248,616                  ---                     ---                (  482,608)
                                             --------                 ---------              -----------
Balance, December 31, 1994                   ($53,164)                   $---                $7,722,904
                                             ==========               =========              ===========


The accompanying notes are an integral part of these consolidated financial statements.

                   STABA BANCSHARES, INC. AND SUBSIDIARY
                           Donaldsonville, Louisiana              Page 1 of 2

                   CONSOLIDATED STATEMENTS OF CASH FLOWS
                YEARS ENDED DECEMBER 31, 1994, 1993, and 1992


                                                                  1994               1993              1992
                                                               ----------         ----------        ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
------------------------------------
Net income                                                      $1,399,515        $1,252,308        $1,063,759
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
Depreciation and amortization                                      281,791           304,211           213,953
Deferred income taxes                                          (    47,261)       (   57,000)       (  123,000)
Provision for credit losses                                        180,000           270,000           363,000
Net investment securities (gains)                              (    23,922)       (   90,633)              ---
Net property and equipment (gains)                             (     9,851)              ---               ---
(Increase) decrease in accrued income
  and other assets                                                     287        (  253,902)       (   72,542)
Increase (decrease) in accrued
  expenses and other liabilities                                   219,194        (   93,054)           80,878
                                                               ------------       -----------       -----------
        Net cash provided by
           operating activities                                  1,999,753         1,331,930         1,526,048
                                                               ------------       -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
------------------------------------
Net (increase) decrease in interest
  bearing deposits with banks                                      297,000          1,088,015      (   490,015)
Net (increase) decrease in federal
   funds sold                                                    3,370,284          2,101,685        1,163,606
Proceeds from sale/maturity of investment
  securities                                                           ---        13,678,840        15,810,917
        Held to maturity                                            57,659               ---               ---
        Available for sale                                      21,658,625               ---               ---
Purchase of investment securities                                      ---       (15,117,801)      (29,440,673)
        Held to maturity                                        (7,718,926)              ---               ---
        Available for sale                                     (10,309,560)              ---               ---
Proceeds from sale of capital assets                                                     ---               ---
Net (increase) in loans                                        ( 4,373,423)      ( 4,706,335)      ( 6,259,199)
Purchase of buildings and equipment                            (   628,856)      (   536,101)      (   362,219)
                                                               ------------      ------------      ------------
        Net cash provided by (used in)
           investing activities                                  2,352,803       ( 3,491,697)      (19,577,583)
                                                               ------------      ------------      ------------


The accompanying notes are an integral part of these consolidated financial statements.


                      STABA BANCSHARES, INC. AND SUBSIDIARY
                           Donaldsonville, Louisiana             Page 2 of 2

                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                   YEARS ENDED DECEMBER 31, 1994, 1993, and 1992

                                                                     1994             1993              1992
                                                                 -----------        --------          -------
CASH FLOWS FROM FINANCING ACTIVITIES:
------------------------------------
Net increase (decrease) in non-interest
   bearing demand, savings and NOW
   deposit accounts                                             ($ 581,928)       $4,006,131       $12,636,115
Net increase (decrease) in time deposits                        (3,922,346)       (1,525,893)        5,656,899
Net increase in federal funds purchased                            825,000               ---               ---
Dividends paid                                                  (  160,566)       (  160,566)      (   130,832)
                                                                -----------      -------------     ------------
   Net cash (used in) provided by
        financing activities                                    (3,839,840)        2,319,672        18,162,182
                                                               ------------      -------------     ------------
Net increase (decrease) in cash and
    due from banks                                                 512,716           159,905           110,647
Cash and due from banks at January 1                             3,870,539         3,710,634         3,599,987
                                                                -----------      -----------       ------------
Cash and due from banks at December 31                          $4,383,255        $3,870,539       $ 3,710,634
                                                                ===========      ===========       ============

SUPPLEMENTAL DISCLOSURES FOR CASH FLOW INFORMATION:
--------------------------------------------------


Cash paid during the year for:
    Interest                                                    $2,337,993        $2,562,897        $2,955,834
    Income taxes                                                $  596,745        $  891,878        $  383,398

The accompanying notes are an integral part of these consolidated financial statements.

                     STABA BANCSHARES, INC. AND SUBSIDIARY
                             Donaldsonville, Louisiana           Page 1 of 16

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        ------------------------------------------
The Company's wholly owned subsidiary, State Bank and Trust Company, operates and extends credit primarily in and around Ascension Parish of Louisiana.

Consolidation
-------------

The consolidated financial statements include the accounts of Staba Bancshares, Inc. (Company) and its wholly owned subsidiary, State Bank and Trust Company
(Bank), Significant intercompany transactions and amounts have been eliminated.

Investment Securities
---------------------

For the year ended December 31, 1994 the Bank adopted Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." This statement addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. Those investments are to be classified and accounted for as follows:

        Securities to Be Held to Maturity. Bond, notes and debentures for which the Bank has the positive intent and ability to hold to maturity are reported at cost, adjusted for amortization of premiums and accretion of discounts which are recognized in interest income using the interest method over the period to maturity.

        Securities Available for Sale. Securities available for sale consist of bonds, notes and debentures that are available to meet the Bank's operating needs. These securities are reported at fair value as determined by quoted market prices.

Unrealized holdings gains and losses, net of tax, on securities available for sale are reported as a net amount in a separate component of stockholders' equity until realized.

Realized gains and losses on the sale of securities available for sale are determined using the specific-identification method.

Allowances for Credit Losses
----------------------------

The allowance is maintained at a level adequate to absorb probable losses. Management determines the adequacy of the allowance based upon reviews of individual credits, recent loss experience, current economic conditions, the risk characteristics of the various categories of loans and other pertinent factors. Credits deemed uncollectible are charged to the allowance. Provisions for credit losses and recoveries on loans previously charged off are added to the allowance.



                         STABA BANCSHARES, INC. AND SUBSIDIARY
                               Donaldsonville, Louisiana         Page 2 of 16

                       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
        ------------------------------------------

Properties and Equipment
------------------------

Properties and equipment are stated at cost less accumulated depreciation. The provision for depreciation is computed principally by the straight-line and accelerated methods over the estimated useful lives of the assets.

Interest Income on Loans
------------------------

Interest on loans is accrued and credited to income based on the principal amount outstanding. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed.

Pension Cost
------------

Pension costs are charged to salaries and employee benefits expense.

Other real estate
-----------------

Assets acquired through the default of loans are recorded at the lower of the outstanding loan amounts plus accrued interest or fair market value of the assets acquired. Reductions from outstanding loan amounts to fair market value are charged against the reserve for possible loan losses. Subsequent valuations are charged to operating expense.

Income taxes
------------

Effective January 1, 1993, the Bank adopted the method of accounting for income taxes promulgated by SFAS 109. The Bank had previously accounted for income taxes under the method promulgated by Statement of Financial Accounting Standards No. 96 (SFAS 96). Under both SFAS 109 and SFAS 96, the deferred tax asset/liability is determined under the liability method, based on the differences between the financial statements and tax bases of assets and liabilities as measured by the enacted statutory tax rates, and deferred tax expense is the result of changes in the net liability for deferred taxes. The principal types of differences between assets and liabilities for financial statement and tax return purposes are accumulated depreciation, provision for loan losses, write downs of other real estate, and accretion of discount on investment securities.

Net Income Per Share of Common Stock
------------------------------------

Net income per share of common stock is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period, after giving retroactive effect to stock dividends.


                         STABA BANCSHARES, INC. AND SUBSIDIARY
                              Donaldsonville, Louisiana           Page 3 of 16

                       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
        ------------------------------------------

Off Balance Sheet Financial Instruments
---------------------------------------

In the ordinary course of business, the Bank has entered into off balance sheet financial instruments consisting of commitments to extend credit and standby letters of credit. Such financial instruments are recorded in the financial statements when they become payable.

Cash and cash equivalents
-------------------------

For purposes of presentation in the Statements of Cash Flows, cash and cash equivalents are defined as those amounts included in the balance sheet caption "Cash and Due from Banks."

Reclassifcations
-----------------

The classification of certain items or 1993 and 1992 have been reclassified to be consistent with current presentation.

Accounting Pronouncements Issued But Not Yet Adopted
----------------------------------------------------

The Financial Accounting Standards Board issued Financial Accounting Standards No. 114 (SFAS 114) "Accounting by Creditors for Impairment of a Loan," which establishes a new accounting principle for the measurement of impaired loans. Additionally, SFAS 114 requires consideration of the collectibility of both contractual principal and interest of all loans when assessing the need for reserve for loan loss. The Bank is not required to adopt SFAS 114 until the fiscal year beginning after December 15, 1994, with earlier application encouraged. The adoption of SFAS 114 is not expected to have a significant impact on the financial statements.



                           STABA BANCSHARES, INC. AND SUBSIDIARY
                               Donaldsonville, Louisiana         Page 4 of 16

                         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.      INTEREST BEARING DEPOSITS WITH BANKS
        ------------------------------------

Interest bearing deposits with banks consist of the following time deposits:


                   1994                                                           1993
--------------------------------------------------          -------------------------------------------------
Date of Maturity          Rate              Amount          Date of Maturity          Rate              Amount
----------------         ------            ---------        ----------------         ------          ----------
1/30/95                  5.00%             $ 99,000         3/21/94                  3.70%           $   99,000
2/06/95                  5.50                99,000         5/31/94                  3.60                99,000
2/06/95                  5.20                99,000         6/06/94                  3.90                99,000
3/13/95                  5.25                99,000         3/14/94                  3.65                99,000
3/20/95                  5.45                99,000         3/21/94                  3.65                99,000
3/22/95                  5.66                99,000         1/31/94                  3.90                99,000
5/26/95                  4.25                95,000         2/07/94                  3.70                99,000
5/31/95                  6.10                99,000         6/06/94                  3.67                99,000
                                           --------         5/31/94                  3.25                95,000
                                                            2/07/94                  3.85                99,000
                                           $788,000         2/07/94                  3.80                99,000
                                           ========                                                  ----------
                                                                                                     $1,085,000
                                                                                                     ==========


                          STABA BANCSHARES, INC. AND SUBSIDIARY
                                Donaldsonville, Louisiana         Page 5 of 16

                        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3.      INVESTMENT SECURITIES
        ---------------------

The carrying amounts of investment securities are as shown in the balance sheets of the Bank and their approximate fair market values were as follows:

                                                                       December 31, 1994
                                           ----------------------------------------------------------------------
                                                                       Gross            Gross
                                                Amortized            Unrealized       Unrealized        Fair
                                                  Cost                 Gains            Losses          Value
                                                ---------            ----------       ----------      ---------
Securities available for sale
U.S. Government and agency
  securities                                    $18,212,821          $20,157          $753,745        $17,479,233
Obligations of state and
  political subdivisions                            433,734            2,365               ---            436,099
                                                ------------         -------          ---------       -----------
                                                 $18,646,555         $22,522          $753,745        $17,915,332
                                                ============         =======          =========       ===========


                                                                        December 31, 1994
                                           --------------------------------------------------------------------------------
                                                                             Gross            Gross
                                                 Amortized                 Unrealized       Unrealized            Fair
                                                   Cost                      Gains            Losses              Value
                                                 ----------                -----------      -----------        -----------
Securities available for sale
U.S. Government and agency
  securities                                     $13,181,636                $25,075         $344,140           $12,862,571
Obligations of state and
  political subdivisions                           4,629,853                 74,221           88,948             4,615,126
                                                 -----------                -------         --------           -----------
                                                 $17,811,489                $99,296         $433,088           $17,477,697
                                                 ===========                =======         ========           ===========

The amortized cost and approximate fair values of investment securities are as follows for December 31, 1993:

                                                                                December 31, 1994
                                                  -------------------------------------------------------------------------
                                                                              Gross             Gross
                                                  Amortized                 Unrealized        Unrealized         Fair
                                                    Cost                      Gains             Losses           Value
                                                  ---------                 ----------        ----------      -----------
Securities available for sale
U.S. Government and agency
  securities                                     $35,459,391                $517,523        $144,422          $35,832,492
Obligations of state and
  political subdivisions                           4,695,758                 328,886             ---            5,024,644
                                                 -----------                --------        --------          -----------
                                                 $40,155,149                $846,409        $144,422          $40,857,136
                                                 ===========                ========        ========          ===========


                    STABA BANCSHARES, INC. AND SUBSIDIARY
                           Donaldsonville, Louisiana         Page 6 of 16

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3.       INVESTMENT SECURITIES (continued)
         ---------------------

Because SFAS 115 was not effective for the year ended December 31, 1993, al securities are presented together in one classification.

On December 31, 1994 and 1993, securities with carrying amounts of $19,313,669 and $21,442,066 and an approximate market value of $18,937,762 and $22,211,194, respectively were pledged to secure public deposits and for other purposes as required or permitted by law.

Gross realized gains and gross realized losses on sales of securities for the year ended December 31, 1994 were:

                                                            1994
                                                       --------------
Securities available for Sale
-----------------------------
Gross realized gains:
  U.S. government agency securities                       $71,143
  Obligation of state and political
      subdivisions                                            ---
                                                          -------
                                                          $71,141
                                                          =======

Gross realized losses:
  U.S. government and agency securities                   $48,141
                                                          =======


Additionally, two investment securities were called in 1994. These securities had amortized costs of $30,000 and $25,000 and realized gains of $450 and $500, respectively. One investment security with an amortized cost of $250,030 was sold in 1994 for liquidity purposes. The realized loss on the sale of this security was $30.

Gross realized gains and gross realized losses on sales of investment securities for the year ended December 31:

                                                             1993
                                                         -----------
Gross realized gains:
  U.S. government and agency securities                    $89,723
  Obligations of state and political
    subdivisions                                             1,000
                                                           -------
                                                           $90,723
                                                           =======

Gross realized losses:
  U.S. Government and agency securities                    $    90
                                                           =======


                  STABA BANCSHARES, INC. AND SUBSIDIARY
                        Donaldsonville, Louisiana               Page 7 of 16

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3.       INVESTMENT SECURITIES (continued)
         ---------------------

The scheduled maturities of securities to be held to maturity and securities available for sale at December 31, 1994 were as follows:

                                                           Securities to be Held
                                                                 To Maturity                         Securities Available for Sale
                                                 ---------------------------------------             -----------------------------
                                                  Amortized                    Fair                   Amortized          Fair
                                                    Cost                       Value                    Cost             Value
                                                 -----------               -----------               -----------      -----------

Due in one year or less                          $ 1,700,730               $ 1,662,500               $ 2,720,045      $ 2,692,684
Due from one to five years                        10,963,902                10,815,831                 4,471,622        4,361,740
Due from five to ten years                         2,831,152                 2,787,686                       ---              ---
Due after ten years                                   94,915                    98,967                       ---              ---
                                                 -----------               -----------               -----------      -----------
                                                  15,590,699                15,364,984                 7,191,667        7,054,424
                                                   2,220,790                 2,112,713                11,454,888       10,860,908
                                                 -----------               -----------               -----------      -----------
Mortgage backed securities                       $17,811,489               $17,477,697               $18,646,555      $17,915,332
                                                 ===========               ===========               ===========      ===========


4.       LOANS
         -----

The components of loans in the consolidated statements of condition were as follows:

                                                            (In Thousands)
                                                              December 31,
                                                 -------------------------------------
                                                     1994                      1993
                                                 ------------               ----------

Commercial and industrial                          $ 3,893                    $ 4,807
Real estate - residential                           25,014                     23,297
Real estate - non-residential                        6,783                      4,975
Agricultural loans                                     820                        878
Loans to individuals for personal
  expenditures                                      10,433                      9,501
All others                                           1,209                        385
                                                   -------                    -------
                                                    48,152                     43,843
Allowance for credit losses                        ( 1,023)                   (   907)
                                                   --------                   --------
Loans, net                                         $47,129                    $42,936
                                                   ========                   ========


                     STABA BANCSHARES, INC. AND SUBSIDIARY
                          Donaldsonville, Louisiana               Page 8 of 16
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.       LOANS (continued)
         -----

Loans on which the accrual of interest has been discontinued or reduced amounted to $17,782 and $114,802 at December 31, 1994 and 1993, respectively. If interest on those loans had been accrued, such income would have approximated $1,093, $5,769 and $21,298 at December 31, 1994, 1993, and
1992, respectively. Interest income on those loans, which is recorded only when received, amounted to $-0-, $3,118, and $4,731 for December 31, 1994, 1993, and 1992, respectively.

5.       ALLOWANCE FOR CREDIT LOSSES
         ---------------------------

An analysis of the changes in the allowance for credit losses follows:

                                                             1994              1993             1992
                                                           ---------        ----------       ---------

Balance at January 1                                       $ 906,576        $ 808,886        $ 554,767
Credits charged off                                        ( 104,809)       ( 228,710)       ( 164,790)
Recoveries                                                    41,656           56,400           55,909
Provision for credit losses                                  180,000          270,000          363,000
                                                          ----------        ---------        ----------
Balance at December 31                                    $1,023,423        $ 906,576        $ 808,886
                                                          ==========        =========        ==========

Real estate and other assets acquired through foreclosure included in accrued income and other assets was $30,500 and $99,662 at December 31, 1994 and 1993, respectively.


6.       PROPERTIES AND EQUIPMENT
         ------------------------

Components of properties and equipment included in the consolidated statements of condition at December 31, 1994 and 1993 were as follows:

                                                    December 31,
                                            ---------------------------------
                                               1994                     1993
                                            ----------              ----------

Land                                        $  286,146              $  311,146
Buildings                                    2,021,266               1,511,486
Equipment                                    2,021,067               1,861,456
                                            -----------             -----------
  Total Cost                                 4,328,479               3,684,088
Accumulated depreciation                    (2,098,983)             (1,811,507)
                                            -----------             -----------

  Net Book Value                            $2,229,496              $1,872,581
                                            ===========             ===========

Depreciation expense amounted to $299,791, $304,211, and $213,953 for 1994, 1993, and 1992, respectively.




                   STABA BANCSHARES, INC. AND SUBSIDIARY
                         Donaldsonville, Louisiana               Page 9 of 16

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.       RETIREMENT PLAN
         ---------------

The State Bank and Trust Company has a non-contributory employees pension plan covering substantially all full-time employees who meet certain age and longevity requirements. Past service costs are amortized over 10 years.
There was no pension expense for 1994, 1993, and 1992.

The Bank makes annual contributions to the plan equal to the maximum deductible contribution calculated. A comparison of accumulated plan benefits and plan net assets for the Banks' plan as of the latest valuation date is presented below:

                                                           January 1,
                                                              1994
                                                           ----------

Actuarial present value of accumulated plan
  benefits:
         Vested                                            $421,003
         Non-vested                                          81,607
                                                           --------
                                                           $502,610
                                                           ========
Market value of net assets available for benefits          $914,758
                                                           ========


The weighted average assumed rate of return used in determining the actuarial present value of accumulated plan benefits was 7.5% for 1994, 1993, and 1992.

The Bank has elected not to adopt the Statement of Financial Accounting Standard #87 as it applies to defined benefit pension plan reporting. The effects on the financial statements are considered immaterial.

8.       INCOME TAXES
         ------------

The Company's effective tax rate is different from the federal statutory rate of 34% due to the following analysis:

                                                              1994             1993           1992
                                                              -----            -----          -----

U.S. Federal income tax rate                                  34.0%             34.0%         34.0%
Adjustment in rate resulting from:
  Tax exempt municipal bond income                            (4.6)             (5.5)         (6.8)
Other                                                           .4               1.1          (2.5)
                                                              -----             -----         -----
                                                              29.8%             29.6%         24.7%
                                                              =====             =====         =====


                  STABA BANCSHARES, INC. AND SUBSIDIARY
                       Donaldsonville, Louisiana                Page 10 of 16

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.       INCOME TAXES (continued)
         ------------

Effective January 1, 1993 the Company adopted SFAS No. 109, under which deferred income taxes are provided on the tax effect of changes in temporary differences. Deferred tax assets are subject to a valuation allowance if their realization is less than fifty percent probable. Deferred tax assets / liabilities are comprised of the following:

                                                                                1994                      1993
                                                                             ----------                ----------

Accelerated depreciation                                                     $  69,115                 $  72,983
Municipal bond discount accretion                                                8,151                     8,100
                                                                             ---------                 ---------
Gross deferred tax liability                                                    77,266                    81,083
                                                                             ---------                 ---------

Unrealized holding loss                                                        248,616                       ---
Allowance for credit loss                                                      304,527                   261,083
                                                                             ---------                 ---------
Gross deferred tax asset                                                       553,143                   261,083
                                                                             ---------                 ---------

Net deferred tax asset                                                       $ 475,877                 $ 180,000
                                                                             =========                 =========

The elements of income tax expense are as follows:


                                                                              1994                      1993               1992
                                                                           ----------                -----------         ---------

Currently payable                                                          $  640,318                $  584,542          $ 471,581
Deferred tax expense (asset)                                               (   47,261)               (   57,000)         ( 123,000)
                                                                           -----------               -----------         ----------
                                                                           $  593,057                $  527,542          $ 348,581
                                                                           ===========               ===========         ==========


9.       RELATED PARTY TRANSACTIONS
         --------------------------

The Bank has entered into transactions with its directors, significant shareholders and their affiliates (related parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.
An analysis of activity during 1994 and 1993 with respect to loans to officers and directors of the Bank is as follows:


                                                  1994                      1993               1992
                                               -----------               ----------         ----------
Balance, January 1                             $2,500,380                $2,724,640         $2,868,017
  New loans                                     2,863,655                 1,526,546          2,472,653
  Repayments                                    2,767,101                 1,750,806          2,616,030
                                               ----------                ----------         ----------
Balance, December 31                           $2,596,934                $2,500,380         $2,724,640
                                               ===========               ==========         ==========


Deposits of directors, significant shareholders and their affiliates, and officers totaled $768,770 for 1994.



                   STABA BANCSHARES, INC. AND SUBSIDIARY
                        Donaldsonville, Louisiana               Page 11 of 16

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


10.      COMMITMENTS AND CONTINGENT LIABILITIES
         --------------------------------------

The Bank's consolidated financial statements do not reflect various commitments and contingent liabilities which arise in the normal course of business and which involve elements of credit risk,interest rate risk and liquidity risk. These commitments and contingent liabilities are commitments to extend credit, commercial letters of credit and standby letters of credit. A summary of the Bank's commitments and contingent liabilities at December 31, 1994, is as follows:

                                                        Notional
                                                         Amount
                                                        --------

Commitments to extend credit                           $5,885,993
                                                       ==========

Standby letters of credit                              $  692,183
                                                       ==========


Commitments to extend credit and standby letters of credit include exposure to some credit loss in the event of nonperformance of the customer.
The Bank's credit policies and procedures for credit commitments and financial guarantees are the same as those for extension of credit that are recorded on the consolidated statements of condition. Because these instruments have fixed maturity dates, and because many of them expire without being drawn upon, they do not generally present any significant liquidity risk to the Bank. The Bank has not been required to perform on any financial guarantees during the past two years. The Bank has not incurred any losses on its commitments in either 1994 or 1993.


11.      CONCENTRATIONS OF CREDIT
         ------------------------

Substantially, all of the Bank's loans, commitments and standby letters of credit have been granted to customers in the Bank's market area. Substantially, all such customers are depositors of the Bank. Investments in state and municipal securities involve governmental entities within Louisiana. The concentrations of credit by type of loan are set forth in Note 4. The distribution of commitments to extend credit approximates the distribution of loans outstanding. Standby letters of credit were granted primarily to commercial borrowers. The Bank, as a matter of policy, does not extend credit to any single borrower or group of related borrowers in excess of $1,644,000.

At December 31, 1994, the Bank had cash in excess of the insured amount of $213,961. Cash recorded on the balance sheet is reduced by outstanding checks.




                 STABA BANCSHARES, INC. AND SUBSIDIARY
                      Donaldsonville, Louisiana                 Page 12 of 16

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


12.      RETAINED EARNINGS
         -----------------

The Bank, as a state bank, is subject to the dividend restrictions set forth by the Commissioner of Financial Institutions. Under such restrictions, the Bank may not, without the prior approval of the Commissioner, declare dividends in excess of the sum of the current year's retained net profits (as defined) plus the retained net profits (as defined) from the prior year. The dividends, as of December 31, 1994, that the Bank could declare, without the approval of the Commissioner, amounted to $2,301,619. The Bank is also required to maintain minimum amounts of capital to total "risk weighted" assets, as defined by the banking regulators. At December 31, 1994 the Bank is required to have minimum Tier I and Total capital ratios of 4.00% and 8.00%, respectively. The Bank's actual ratios at the date were 12.71% and 13.21%, respectively.



13.      SUBSEQUENT EVENT
         ----------------

On November 4, 1994 an Agreement and Plan of Merger between Hibernia Corporation and Staba was negotiated. Under the agreement, Staba will merge with and into Hibernia, and the outstanding shares of common stock of Staba will be converted into shares of Class A Common Stock of Hibernia valued at $18 million. At December 31, 1994, both banks were compiling the necessary information to complete the S-4 Registration statement. The effective date of the merger has not yet been determined.




                  STABA BANCSHARES, INC. AND SUBSIDIARY
                         Donaldsonville, Louisiana               Page 13 of 16

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



14.      Staba Bancshares, Inc. (Parent Company Only) Financial Statements
         -----------------------------------------------------------------


                                         STATEMENTS OF FINANCIAL CONDITION
                                         ---------------------------------

                                                       ASSETS
                                                      --------

                                                                       1994                    1993
                                                                   -----------             ----------

Cash in subsidiary bank                                            $   14,557              $   24,571
Dividends receivable from State Bank and
  Trust Company                                                       200,000                 160,566
Investment in subsidiary - State Bank and
  Trust Company                                                     7,668,913               6,941,992
                                                                    ---------              ----------


         TOTAL ASSETS                                              $7,883,470              $7,127,129
                                                                   ==========              ==========


                                           LIABILITIES AND STOCKHOLDERS' EQUITY
                                           -------------------------------------

LIABILITIES
-----------
  Dividends payable                                                 $ 160,566              $  160,566
                                                                    ---------              ----------

STOCKHOLDERS' EQUITY
--------------------
  Common stock - $1.25 par value
    Authorized - 800,000 shares; issued
    212,600 shares; outstanding - 118,938 shares                      152,000                  152,000
  Surplus                                                           3,176,000                3,176,000
  Retained earnings                                                 4,930,676                3,691,727
  Net unrealized losses on securities available
      for sale,
    net of tax of $248,616                                          ( 482,608)                     ---
  Treasury stock, 2,622 shares                                      (  53,164)              (   53,164)
                                                                    ----------              -----------
    Total stockholders' equity                                       7,722,904               6,966,563
                                                                    ----------              -----------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $7,883,470              $7,127,129
                                                                    ==========              ==========


              STABA BANCSHARES, INC. AND SUBSIDIARY
                   Donaldsonville, Louisiana                   Page 14 of 16

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


14.     Staba Bancshares, Inc. (Parent Company Only) Financial Statements
        (continued)
        -----------------------------------------------------------------

                                         STATEMENTS OF OPERATIONS
                                         ------------------------

                                                                       1994                      1993                     1992
                                                                   ----------                ----------               -----------
INCOME
------
  Dividends from subsidiary:
     State Bank and Trust Company                                  $  200,000                $  160,566               $   130,832

EXPENSE
-------
  Amortization and fees                                                10,014                       350                     1,077
                                                                   ----------                -----------              -----------

INCOME BEFORE EQUITY IN UNDISTRIBUTED INCOME                          189,986                   160,216                   129,755
--------------------------------------------

  Equity in undistributed income of
     subsidiary                                                     1,209,529                 1,092,092                   934,004
                                                                   ----------                -----------              -----------

NET INCOME                                                         $1,399,515                $1,252,308                $1,063,759
----------                                                         ==========                ===========              ===========



                STABA BANCSHARES, INC. AND SUBSIDIARY
                      Donaldsonville, Louisiana                 Page 15 of 16

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                 STATEMENTS OF CASH FLOWS
                                 ------------------------

                                                                           1994                     1993                1992
                                                                       -----------               ----------         ---------

Cash flows from operating activities:
  Net income                                                           $1,399,515                $1,252,308         $1,063,759

  Adjustments to reconcile net income to net
     cash provided by operating activities:
  Undistributed current income from Bank
     subsidiary                                                        (1,209,529)               (1,092,092)        (  934,004)
  (Increase) in dividends receivable                                   (   39,434)                      ---                ---
                                                                      ------------              ------------        -----------
     Net cash provided by operating
          activities                                                      150,552                   160,216            129,755
                                                                      ------------              ------------        -----------

Cash flows from financing activities:
  Dividends paid                                                       (  160,566)               (  160,566)        (  130,832)
                                                                      ------------              ------------        -----------
    Net cash used by financing activities                              (  160,566)               (  160,566)        (  130,832)
                                                                      ------------              ------------        -----------

  Decrease in cash and cash equivalents                                (   10,014)               (      350)        (    1,077)
  Cash and cash equivalents at January 1                                   24,571                    24,921             25,998
                                                                      ------------              ------------        -----------
  Cash and cash equivalents at December 31                            $    14,557               $     24,571        $    24,921
                                                                      ============              ============        ===========



                STABA BANCSHARES, INC. AND SUBSIDIARY
                      Donaldsonville, Louisiana                Page 16 of 16

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              ------------------------------------------


15.      State Bank and Trust Statements of Financial Condition
         ------------------------------------------------------


                                               ASSETS
                                               ------

                                                                               1994                       1993
                                                                           -----------                -----------

Cash and due from banks                                                    $ 4,383,255                $ 3,870,539
Interest bearing deposits in banks                                             788,000                  1,085,000
Federal funds sold                                                             478,784                  3,849,068
Investment securities:
  Available for sale                                                        17,915,332                        ---
  Held to maturity (market value of $17,477,697
    in 1994)                                                                17,811,489                        ---
Investment securities (market value of $40,857,136 in 1993)                        ---                 40,155,149
Loans, less allowance for credit losses of $1,023,423 in 1994
  and $906,576 in 1993                                                      47,129,484                 42,936,061
Properties and Equipment                                                     2,229,496                  1,872,581
Accrued income and other assets                                              1,564,267                  1,421,015
                                                                           -----------                -----------
         TOTAL ASSETS                                                      $92,300,107                $95,189,413
                                                                           ===========                ===========

                             LIABILITIES AND STOCKHOLDERS EQUITY
                             -----------------------------------

LIABILITIES
-----------
Deposits
  Demand                                                                                   $13,807,234                $13,365,031
  NOW and savings deposits                                                                  32,682,247                 33,716,390
  Other time deposits                                                                       30,022,537                 34,033,301
  Time, $100,000 and over                                                                    6,808,918                  6,720,500
                                                                                           -----------                -----------
     Total deposits                                                                         83,320,936                 87,835,222
  Federal funds purchased                                                                      825,000                        ---
  Accrued expenses and other liabilities                                                       485,260                    412,199
                                                                                           -----------                ------------
     Total liabilities                                                                      84,631,196                 88,247,421
                                                                                           -----------                ------------




         COMMITMENTS AND CONTINGENT LIABILITIES


STOCKHOLDER'S EQUITY
--------------------
  Common stock - $5.00 par value
     Authorized - 120,000 shares; issued and
       outstanding - 30,400 shares                                                             152,000                    152,000
  Surplus                                                                                    3,176,000                  3,176,000
  Retained earning                                                                           4,823,519                  3,613,992
  Net unrealized losses on securities available for sale,
     net of tax of $248,616                                                                 (  482,608)                       ---
                                                                                           ------------               -----------
      Total stockholder's equity                                                             7,668,911                  6,941,992
                                                                                           ------------               -----------
         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                        $92,300,107                $95,189,413
                                                                                           ============               ===========
